NUMBER _____C		SHARES
SECURE AMERICA ACQUISITION CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK

SEE REVERSE FOR
CERTAIN DEFINITIONS
This Certifies that___________________________________________________________	CUSIP [__________]

is the owner of_______________________________________________________________

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.0001 EACH OF THE COMMON STOCK OF

SECURE AMERICA ACQUISITION CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

By: C. Thomas McMillen, CHAIRMAN	SECURE AMERICA ACQUISITION CORPORATION CORPORATE THE STATE OF DELAWARE SEAL 2007	By: James Maurer, SECRETARY

CONTINENTAL STOCK & TRANSFER COMPANY,
as transfer agent and registrar

By:
Steven Nelson, Chairman

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT - ____________	Custodian ____________
TEN ENT -	as tenants by the entireties	(Cust)	(Minor)
JT TEN -	as joint tenants with right of survivorship	under Uniform Gifts to Minors Act of ________________________
and not as tenants in common

Additional Abbreviations may also be used though not in the above list.

SECURE AMERICA ACQUISITION CORPORATION

The Corporation will furnish, without charge, to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

For value received, ___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

____________________________________________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________

__________________________________________________________________________________  shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________

__________________________________________________________________
Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM,
PURSUANT TO S.E.C. RULE 17Ad-15).

The holder of this certificate shall be entitled to receive funds from the trust account only in the event of the Corporation’s liquidation upon failure to consummate a business combination or if the holder seeks to convert his respective shares into cash upon a business combination which he voted against and which is actually completed by the Corporation. In no other circumstances shall the holder have any right or interest of any kind in or to the trust account.